                                                                   Exhibit 99.39

                             UNITED STATES DISTRICT COURT

                                  DISTRICT OF NEVADA

                                       *  *  *

MARJORIE COLLINS,              )
                               )
                   Plaintiff,  )       CV-S-97-104-PMP (RLH)
                               )
v.                             )
                               )            O R D E R
BETTY B. ANDERSON, RAND V.     )
ARASKOG, NOLAN D. ARCHIBALD,   )
ROBERT A. BOWMAN, ROBERT A.    )
BURNETT, PAUL G. KIRK, JR.,    )
EDWARD C. MEYER, BENJAMIN F.   )
PAYTON, VIN WEBER, MARGITA E.  )
WHITE, KENDRICK R. WILSON III, )
and ITT CORP.,                 )
                               )
                               )
Defendants.
________________________________



         Before the Court for consideration is the Stipulation and Order Re
Case Management, received by the Clerk of Court on March 4, 1997. The Court finds the Stipulation and Proposed Order to be entirely acceptable with the exception of Part V, ADMISSION OF ATTORNEYS AND APPEARANCES. Part V of the Stipulation provides that any attorney appearing in this case who is not a member of the bar of this Court is relieved from compliance with Local Rule 1A 10-2, ADMISSION TO PRACTICE IN A PARTICULAR CASE. The Court is not inclined to dispense with compliance with Local Rule 1A 10-2 in this or any other case.

         IT IS THEREFORE ORDERED that the Stipulation and Order Re Case Management shall be filed with the Clerk of Court and is hereby approved by this Court with the exception that Part V entitled ADMISSION OF ATTORNEYS AND APPEARANCES is modified to require compliance with Local Rule 1A 10-2, ADMISSION TO PRACTICE IN A PARTICULAR CASE.

DATED:  March 10, 1997


                                       /s/ Philip M. Pro
                                       ---------------------------------
                                       PHILIP M. PRO
                                       United States District Judge

ALBRIGHT, STODDARD, WARNICK & ALBRIGHT
G. MARK ALBRIGHT
Nevada Bar No. 001394
WILLIAM H. STODDARD, ESQ.
Nevada Bar No. 001477
Quail Park I, Suite D-4
801 South Rancho Drive
Las Vegas, Nevada 89106
(702) 384-7111


Liaison Counsel for Plaintiffs
[Additional counsel appear on signature page.]



                             UNITED STATES DISTRICT COURT
                                  DISTRICT OF NEVADA

-----------------------------------
                                   x
MARJORIE COLLINS,                  :        CV-S-97-00104-PMP (RLH)
                                   :
                   Plaintiff,      :
                                   :
              vs.                  :
                                   :
BETTE B. ANDERSON, RAND V.         :
ARASKOG, NOLAN D. ARCHIBALD,       :
ROBERT A. BOWMAN, ROBERT A.        :
BURNETT, PAUL G. KIRK, JR.,        :
EDWARD C. MEYER, BENJAMIN F.       :
PAYTON, VIN WEBER, MARGITA E.      :
WHITE, KENDRICK R. WILSON III and  :
ITT CORP.,                         :
                                   :
                   Defendants.     x
-----------------------------------

-----------------------------------
STEFEAN TAUB and JOHN A. GANDL, on :       CV-S-97-00106-PMP (RLH)
behalf of themselves and all       :
others similarly situated,         :
                                   :
                   Plaintiffs,     :
                                   :
              vs.                  :
                                   :
RAND V. ARASKOG, ROBERT A.         :
BOWMAN, BETTE B. ANDERSON, NOLAN   :
D. ARCHIBALD, ROBERT A. BURNETT,   :
PAUL G. KIRK, JR., EDWARD C. MEYER,:
BENJAMIN F. PAYTON, VIN WEBER,     :
MARGITA E. WHITE, KENDRICK R.      :
WILSON III and ITT CORP.,          :
                                   :
                                   x
                   Defendants.     :
------------------------------------
                                   :
JOAN COHEN, ADOLPH FEURERSTEIN,    :        CV-S-97-00155-PMP (RLH)
DAVID L. FREEMAN, trustee F/B/O    :
WOODTECH SALES & MARKETING INC.,   :
EMPLOYEES PROFIT SHARING TRUST,    :
ABRAHAM KOSTICK, SHARON SIEGEL,    :
JULES BERNSTEIN, SYLVIA PIVEN,     :
DONNIE K. MARKS, DR. SAMUEL        :
COHEN, BELLE COHEN, KENNETH        :
STEINER, ERNEST HACK and ROBERT    :
HUNTLEY, on behalf of themselves   :
and all others similarly situated, :
                                   :
                   Plaintiffs,     :
                                   :
              vs.                  :
                                   :
RAND V. ARASKOG, ROBERT A.         :
BOWMAN,BETTE B. ANDERSON, NOLAN    :
D. ARCHIBALD, ROBERT A. BURNETT,   :
PAUL G. KIRK, JR., EDWARD C. MEYER,:
BENJAMIN F. PAYTON, VIN WEBER,     :
MARGITA E. WHITE, KENDRICK R.      :
WILSON III and ITT CORPORATION,    :
                                   :
                   Defendants.     :
                                   x
------------------------------------

-----------------------------------:
RHODA KANAREK, on behalf of herself:       CV-S-97-00166-PMP (RLH)
and all others similarly situated, :
                                   :
                   Plaintiff,      :
                                   :
              vs.                  :
                                   :
RAND V. ARASKOG, ROBERT A.         :
BOWMAN, BETTE B. ANDERSON, NOLAN   :
D. ARCHIBALD, ROBERT A. BURNETT,   :
PAUL G. KIRK, JR., EDWARD C. MEYER,:
BENJAMIN F. PAYTON, VIN WEBER,     :
MARGITA E. WHITE, KENDRICK R.      :
WILSON III and ITT CORPORATION.    :
                                   x
                   Defendants.
------------------------------------
                                   :
JOHN HALEBIAN, on behalf of himself:       CV-S-97-00198-PMP (RLH)
and all others similarly situated, :
                                   :
                   Plaintiff,      :
                                   :
              vs.                  :
                                   :
RAND V. ARASKOG, ROBERT A.         :
BOWMAN, BETTE B. ANDERSON, NOLAN   :
D. ARCHIBALD, ROBERT A. BURNETT,   :
PAUL G. KIRK, JR., EDWARD C. MEYER,:
BENJAMIN F. PAYTON, VIN WEBER,     :
MARGITA E. WHITE, KENDRICK R.      :
WILSON III and ITT CORPORATION,    :
                                   x
                   Defendants.
------------------------------------



                      STIPULATION AND ORDER RE:  CASE MANAGEMENT

         It appearing that five actions, Collins v. Anderson, et al., CV-S-97-00104-PMP (RLH), Taub et al. v. Araskog, et al., CV-S-97-00106-HDM
(LRL), Cohen, et al. v. Araskog, et al., , CV-S-97-00155-PMP (RLH), Kanarek v. Araskog, et al., CV-S-97-00166-PMP (RLH), and Halebian

v. Araskog, et al., CV-S-97-00198-PMP (RLH) have been commenced in this Court involving the same subject matter and common questions of law and fact, and that the administration of justice would be best served by consolidation of the actions,

         IT IS HEREBY ORDERED, UPON CONSENT OF THE PARTIES

         The above-captioned actions shall be consolidated pursuant to Fed. R. Civ. P. 42(a) for all purposes (the "Consolidated Actions").

I.  FILING AND DOCKETING

         The Clerk of the Court shall file all papers under the caption, In re ITT Corporation Securities Litigation, Master File CV-S-97-00104-PMP (RLH) and in such additional files, if any, to which their caption specifically refers. Counsel are responsible for providing sufficient copies to permit the Clerk to comply with this paragraph. All papers previously filed and served to date in any of the cases consolidated herein are hereby deemed and adopted as part of the record in the Consolidated Actions unless and to the extent otherwise provided for herein.

II. APPLICATION OF THIS ORDER TO
    SUBSEQUENTLY FILED OR TRANSFERRED CASES

         Any action subsequently filed in or transferred to this Court, that arises out of or relates to the same facts as alleged, or involves claims similar to those alleged in the Consolidated Actions, shall be consolidated herewith for all purposes, including pretrial proceedings and trial, and shall be subject to the provisions of this Order deemed to be one of the Consolidated Actions. Upon the filing of or transfer to this Court of such an action, the Clerk of the Court shall place a copy of this Order in the separate file for such action and shall mail a copy of this Order to all counsel of record in the newly filed or transferred action. A party to the subsequently filed or transferred action may object to the consolidation of such action or to any other provision of this Order within fourteen

(14) days after the date upon which a copy of this Order is mailed to counsel for such party, by filing with this Court an application for relief from this Order or any provision hereof. Counsel for plaintiffs and defendants in the Consolidated Action shall cooperate in calling to the attention of the Clerk of the Court any such newly filed or transferred cases.

III.     CAPTION OF CASES

    A. Every document filed in the Consolidated Actions, including any action consolidated herewith, shall have the following caption:

                             UNITED STATES DISTRICT COURT

                                  DISTRICT OF NEVADA

IN RE ITT CORPORATION        )    Master File No.
SECURITIES LITIGATION        )    CV-S-97-00104-PMP (RLH)
_____________________________)


    B. Documents that relate to fewer than all of the Consolidated Actions shall also list in their caption the action or actions to which they relate.

IV. ORGANIZATION OF PLAINTIFFS' COUNSEL

    A. The organizational structure of plaintiffs' counsel established under paragraph B hereof shall apply to all plaintiffs' counsel in the Consolidated Actions.

    B.   The law firms of Milberg Weiss Bershad Hynes & Lerach LLP, Abbey,
Gardy & Squitieri, LLP, Wolf Haldenstein Adler Freeman & Herz LLP, and Wolf Popper LLP shall serve as Plaintiffs' Co-Lead Counsel and the firm of Albright, Stoddard, Warnick & Albright shall serve as Plaintiffs' Liaison Counsel in the Consolidated Actions. The attorneys of record for all plaintiffs in the Consolidated Actions shall constitute Plaintiffs' Committee of the Whole. Plaintiffs' Liaison and Co-Lead Counsel shall be available and responsible for communications to and from the Court, and shall be responsible for the dissemination of notices and orders of the Court. Plaintiffs' Co-Lead Counsel shall be responsible for coordinating and organizing plaintiffs' counsel in the conduct of this litigation and, in particular shall have the following responsibilities:

         1. To brief and argue motions and file opposing briefs in proceedings initiated by other parties;

         2.   To initiate and conduct discovery;

         3.   To act as spokesperson at court conferences or hearings;

         4. To consult with and call meetings of plaintiffs' counsel when they deem it appropriate;

         5. To make all work assignments in such a manner as to conduct this litigation in an orderly and efficient manner and to avoid unnecessary duplication and unproductive efforts;

         6.   To conduct pre-trial, trial and post-trial proceedings;

         7.   To consult with and employ experts;


         8. To negotiate with and enter into agreements with defendants' counsel with respect to settlement and other matters;

         9. To perform such other duties as they deem necessary, or as may be expressly authorized by further Order of the Court.

    C. No motion, application, or request for discovery shall be served or filed, or other pretrial proceedings initiated, on behalf of plaintiffs, except through Plaintiffs' Co-Lead Counsel. Such motions, applications or requests for discovery shall be made on behalf of all plaintiffs jointly. Plaintiffs shall serve only joint and consolidated sets of papers. Service of all matters, whether required to be both filed and served or served only as required by L.R. 26-8, on all counsel for defendants shall be good and sufficient if made by hand delivery, facsimile transmission, or overnight delivery.

    D. All notices, proposed orders, pleadings, motions, discovery, and memoranda shall be served upon plaintiffs by service upon Plaintiffs' Co-Lead Counsel and Liaison Counsel.

    E. Plaintiffs' Co-Lead Counsel and Liaison Counsel are authorized to receive orders, notices, correspondence and telephone calls from the Court and the Clerk of the Court on behalf of all the plaintiffs.

V.  ADMISSION OF ATTORNEYS AND APPEARANCES

         Each attorney not a member of the bar of this Court, who is a member in good standing of the bar of any federal or state court, and is acting as counsel for any party herein, shall be deemed admitted pro hac vice to practice before this Court in connection with these proceedings.

VI. CONSOLIDATED CLASS ACTION COMPLAINT

    A. Plaintiffs shall serve upon defendants a single, consolidated, class action complaint (the "Consolidated Complaint"). The Consolidated Complaint shall be filed no later than twenty-one (21) days from the date of entry of this Order. The Consolidated Complaint shall supersede all existing complaints in the actions being consolidated by this Order.

    B. No defendant is required to answer, move or otherwise respond to any of the initial complaints filed in these Consolidated Actions. Each defendant shall answer, move or otherwise respond with respect to the Consolidated Complaint no later than thirty (30) days from the date of service of the Consolidated Complaint.

    C. Service of the Consolidated Complaint on defendants who have been served in any of the individual actions shall be sufficient if served upon their attorneys of record in such actions.

VII.     COORDINATION OF DISCOVERY AND MOTIONS

    A. Discovery in this action shall be coordinated to the extent reasonably possible with discovery in the action captioned Hilton Hotels Corporation and HLT Corporation v. ITT Corporation, CV-S-97-095-PMP (RLH) (the "Hilton action"). All discovery obtained in the Hilton action shall be applicable to the Consolidated Actions as if obtained in the Consolidated Actions. The parties will agree to an appropriate protective order prior to discovery.

    B. The motion for preliminary injunction currently pending in Marjorie Collins v. Bette B. Anderson, et al., CV-S-97-00104-PMP (RLH) shall be deemed made on behalf of all the plaintiffs in the Consolidated Actions and shall be made a part of the record for the Consolidated Actions.

                                       IT IS SO ORDERED:


                                       -----------------------------------
                                       United States District Court Judge

DATED:  ________________, 1997


Consented to:

ALBRIGHT, STODDARD, WARNICK            KUMMER KAEMPFER BONNER &
  & ALBRIGHT                             RENSHAW

By:   /s/  G. Mark Albright       By:    /s/  Von S. Heinz
    -------------------------          -----------------------------------
    G. MARK ALBRIGHT, ESQ.             THOMAS F. KUMMER
    Nevada Bar No. 001394              Nevada Bar No.
    WILLIAM H. STODDARD, ESQ.          VON S. HEINZ
    Nevada Bar No. 001477              Nevada Bar No. 859
    Quail Park I, Suite D-4            3800 Howard Hughes Parkway
    801 South Rancho Drive             Las Vegas, NV 89109
    Las Vegas, NV 89106                Tel:  (702) 792-7000
    Tel:  (702) 384-7111               Fax:  (702) 796-7181
    Fax:  (702) 384-0605

PLAINTIFFS' LIAISON COUNSEL

                                            - and -

ABBEY, GARDY & SQUITIERI, LLP          CRAVATH, SWAINE & MOORE

By:   /s/  Mark C. Gardy          By:     /s/  Rory O. Millson
    -------------------------          -------------------------
    ARTHUR N. ABBEY, ESQ.              RORY O. MILLSON, ESQ.
    MARK C. GARDY, ESQ.                825 Eighth Avenue
    212 East 39th Street               New York, NY 10019
    New York, NY 10016                 (212) 474-1000
    (212) 889-3700

                                  COUNSEL FOR DEFENDANTS

MILBERG WEISS BERSHAD HYNES
  & LERACH LLP


By:  /s/  Robert Wallner
    --------------------------
    DAVID J. BERSHAD, ESQ.
    ROBERT WALLNER, ESQ.
    One Pennsylvania Plaza
    New York, NY 10119
    (212) 594-5300

WOLF HALDENSTEIN ADLER FREEMAN
  & HERZ LLP

By:  /s/  Jeffrey G. Smith/WAS
    --------------------------
    JEFFREY G. SMITH, ESQ
    NEIL L. ZOLA, ESQ.
    270 Madison Avenue
    New York, NY 10016
    (212) 545-4600

                   - and-

WOLF POPPER LLP

By:   /s/  Wallace A. Showman
    --------------------------
    STEPHEN D. OESTREICH, ESQ.
    WALLACE A. SHOWMAN, ESQ.
    845 Third Avenue
    New York, NY 10022
    (212) 759-4600

PLAINTIFFS' CO-LEAD COUNSEL

BERNSTEIN LIEBHARD & LIFSHITZ
STANLEY BERNSTEIN, ESQ.
274 Madison Avenue
New York, NY 10016
(212) 799-1414

CHIMICLES, JACOBSON & TIKELLIS
PAMELA TIKELLIS, ESQ.
One Rodney Square
Wilmington, DE 19899
(302) 656-2500

GARWIN BRONZAFT GERSTEIN
  & FISHER L.L.P.
BERTRAM BRONZAFT, ESQ.
1501 Broadway, Room 1416
New York, NY 10036
(212) 398-0055

GOODKIND, LABATON, RUDOFF
  & SUCHAROW LLP
LAWRENCE SUCHAROW, ESQ.
100 Park Avenue
New York, NY 10017-5563
(212) 907-0700

HARDESTY& BADER, LTD.
JAMES W. HARDESTY, ESQ.
245 East Liberty Street
Third Floor
Reno, NV 89501-2220
(702) 322-5000

LAW FIRM OF HARVEY GREENFIELD
HARVEY GREENFIELD, ESQ.
10 East 40th Street
New York, NY 10016
(212) 679-0600

LAW OFFICES OF BERNARD M. GROSS
DEBORAH R. GROSS, ESQ.
1500 Walnut Street
Philadelphia, PA 19102
(215) 561-3600

LAVELLE - STUBBERUD & ASSOCIATES
LAURA STUBBERUD, ESQ.
700 South Third Street
Las Vegas, NV 89101
(702) 382-6711

MALINA & WOLSON
BERNARD MALINA, ESQ.
60 East 42nd Street
New York, NY 10016
(212) 986-7410

LAW OFFICES OF KLARI NEUWELT
KLARI NEUWELT, ESQ.
950 Third Avenue, 8th Floor
New York, NY 10022
(212) 593-8800

LAW OFFICES OF CHARLES J. PIVEN
CHARLES J. PIVEN, ESQ.
The Legg Mason Tower
111 S. Calvert Street
Baltimore, MD 21202
(401) 332-0300

RALEIGH, HUNT & MCGARRY, P.C.
302 E. Carson Avenue, Suite #1102
Las Vegas, NV 89101
(702) 386-4842

LAW OFFICES OF LAWRENCE G. SOICHER, ESQ.
LAWRENCE G. SOICHER, ESQ.
300 Park Avenue
20th Floor
New York, NY 10022
(212) 684-6442

STARR & HOLMAN LLP
ZACHARY ALAN STARR, ESQ.
10 East 40th Street
New York, NY 10016
(212) 980-7000

STULL, STULL & BRODY
JULES BRODY, ESQ.
MARK LEVINE, ESQ.
6 East 45th Street
New York, NY 10017
(212) 687-7230

WECHSLER HARWOOD HALEBIAN
  & FEFFER LLP
STUART D. WECHSLER, ESQ.
JEFFREY M. HABER, ESQ.
805 Third Avenue
New York, NY 10022
(212) 935-7400

LAW OFFICES OF ALFRED G. YATES, JR.
ALFRED G. YATES, JR., ESQ.
519 Allegheny Building, Suite 519
429 Forbes Avenue
Pittsburgh, PA 15219
(412) 391-5164

LAW OFFICES OF JAMES V. BASHIAN, P.C.
JAMES V. BASHIAN, ESQ.
500 Fifth Avenue, Suite 2700
New York, NY 10110
(212) 921-4110

COUNSEL FOR PLAINTIFFS